EXHIBIT 99.1
                                                                    ------------



ITEM 1.  FINANCIAL STATEMENTS

HFS Bank, F.S.B.

Condensed Consolidated Balance Sheets




                                                                         (Unaudited)
                                                                      -------------------         ---------------------
ASSETS:                                                                   31-Dec-05                    31-Mar-05
                                                                      -------------------         ---------------------

Cash and due from banks                                                     $  4,811,338                  $  3,730,001
Interest-earning deposits                                                      9,044,043                    10,424,759
                                                                      -------------------         ---------------------
     Cash and cash equivalents                                                13,855,381                    14,154,760
Investment securities available for sale                                      25,935,529                    29,776,382
Loans (net of allowance for loan losses of $1,363,364 and
     $1,172,318)                                                             182,593,783                   177,608,601
Premises and equipment                                                         4,544,819                     4,733,183
Federal Home Loan Bank of Indianapolis (FHLBI) stock, at cost                  4,595,100                     4,547,600
Interest receivable                                                            1,018,628                     1,014,151
Bank-owned life insurance                                                      2,368,758                     2,303,114
Other assets                                                                   1,047,680                     1,564,896
                                                                      -------------------         ---------------------

Total assets                                                                $235,959,678                  $235,702,687
                                                                      ===================         =====================

LIABILITIES AND STOCKHOLDERS' EQUITY:

Liabilities:
   Deposit accounts                                                         $144,181,030                  $141,603,749
   Advances from FHLBI                                                        68,256,968                    70,533,260
   Escrows                                                                     1,152,415                     1,915,913
   Accrued expenses and other liabilities                                      1,679,866                     1,379,588
                                                                      -------------------         ---------------------

Total liabilities                                                            215,270,279                   215,432,510
                                                                      -------------------         ---------------------

Stockholders' Equity:
   Capital stock:
     Preferred stock, $1 par value.
     1,000,000 shares authorized and unissued
     Common stock, $1 par value.  Authorized 4,000,000
     Shares; issued and outstanding 1,866,200                                  1,866,200                     1,866,200
   Additional paid-in capital                                                    858,563                       858,563
   Accumulated other comprehensive income (loss)                               (369,375)                     (405,928)
   Retained earnings                                                          18,334,011                    17,951,342
                                                                      -------------------         ---------------------

Total stockholders' equity                                                    20,689,399                    20,270,177
                                                                      -------------------         ---------------------

Total liabilities and stockholders' equity                                  $235,959,678                  $235,702,687
                                                                      ===================         =====================






See Notes to Condensed Consolidated Financial Statements

HFS Bank, F.S.B.

Condensed Consolidated Statements of Income
                             (Unaudited)




                                                                         Three Months                Three Months
                                                                            Ended                       Ended
                                                                          31-Dec-05                   31-Dec-04
                                                                      -------------------         -------------------

Interest income:
   Loans receivable                                                           $2,953,883                  $2,818,857
   Investment securities                                                         153,564                     182,752
   Mortgage-backed securities                                                     39,199                      51,362
   FHLBI stock dividends                                                          49,224                      47,920
   Other interest-earning assets                                                  89,504                      19,168
                                                                      -------------------         -------------------

Total interest income                                                          3,285,374                   3,120,059
                                                                      -------------------         -------------------

Interest expense:
   Deposit accounts                                                              760,804                     615,923
   Advances from FHLBI                                                           991,739                   1,010,209
                                                                      -------------------         -------------------

Total interest expense                                                         1,752,543                   1,626,132
                                                                      -------------------         -------------------

Net interest income                                                            1,532,831                   1,493,927
Provision for loan losses                                                        144,593                      65,000
                                                                      -------------------         -------------------

Net interest income after provision for loan losses                            1,388,238                   1,428,927
                                                                      -------------------         -------------------

Noninterest income:
   Fees and service charges                                                      297,964                     249,584
   Net gains on the sales of loans                                                 4,647                           0
   Other income                                                                   68,898                      83,348
                                                                      -------------------         -------------------

Total noninterest income                                                         371,509                     332,932
                                                                      -------------------         -------------------

Noninterest expense:
   Salaries and employee benefits                                                685,461                     594,342
   Premises and equipment expense                                                188,223                     152,125
   Data processing expense                                                       167,936                     160,384
   Other expense                                                                 419,266                     247,257
                                                                      -------------------         -------------------

Total noninterest expense                                                      1,460,886                   1,154,108
                                                                      -------------------         -------------------

Income before taxes                                                              298,861                     607,751
Income tax expense                                                               131,468                     219,547
                                                                      -------------------         -------------------

Net income                                                                      $167,393                    $388,204
                                                                      ===================         ===================

Basic earnings per share                                                           $0.09                       $0.21
Diluted earnings per share                                                         $0.09                       $0.21

Dividends per share                                                               $0.110                      $0.105






See Notes to Condensed Consolidated Financial Statements

HFS Bank, F.S.B.

Condensed Consolidated Statements of Income
                             (Unaudited)




                                                                         Nine Months                 Nine Months
                                                                            Ended                       Ended
                                                                          31-Dec-05                   31-Dec-04
                                                                      -------------------         -------------------

Interest income:
   Loans receivable                                                           $8,703,324                  $8,329,577
   Investment securities                                                         483,311                     571,841
   Mortgage-backed securities                                                    122,866                     131,842
   FHLBI stock dividends                                                         149,773                     141,696
   Other interest-earning assets                                                 280,418                      51,266
                                                                      -------------------         -------------------

Total interest income                                                          9,739,692                   9,226,222
                                                                      -------------------         -------------------

Interest expense:
   Deposit accounts                                                            2,135,116                   1,851,664
   Advances from FHLBI                                                         2,973,643                   3,032,534
                                                                      -------------------         -------------------

Total interest expense                                                         5,108,759                   4,884,198
                                                                      -------------------         -------------------

Net interest income                                                            4,630,933                   4,342,024
Provision for loan losses                                                        214,593                     125,650
                                                                      -------------------         -------------------

Net interest income after provision for loan losses                            4,416,340                   4,216,374
                                                                      -------------------         -------------------

Noninterest income:
   Fees and service charges                                                      868,561                     793,993
   Net gains on the sales of loans                                                36,662                           0
   Net gains (loss) on the sales of foreclosed assets                              1,996                    (15,426)
   Other income                                                                  210,718                     248,828
                                                                      -------------------         -------------------

Total noninterest income                                                       1,117,937                   1,027,395
                                                                      -------------------         -------------------

Noninterest expense:
   Salaries and employee benefits                                              1,978,929                   1,789,796
   Premises and equipment expense                                                545,089                     427,055
   Data processing expense                                                       504,080                     466,718
   Other expense                                                                 921,422                     686,677
                                                                      -------------------         -------------------

Total noninterest expense                                                      3.949,520                   3,370,246
                                                                      -------------------         -------------------

Income before taxes                                                            1,584,757                   1,873,523
Income tax expense                                                               595,574                     673,708
                                                                      -------------------         -------------------

Net income                                                                      $989,183                  $1,199,815
                                                                      ===================         ===================

Basic earnings per share                                                           $0.53                       $0.64
Diluted earnings per share                                                         $0.53                       $0.64

Dividends per share                                                               $0.325                      $0.310






See Notes to Condensed Consolidated Financial Statements

HFS Bank, F.S.B.

Condensed Consolidated Statements of Cash Flows
                             (Unaudited)




                                                                         Nine Months                 Nine Months
                                                                            Ended                       Ended
                                                                          31-Dec-05                   31-Dec-04
                                                                      -------------------         -------------------

Cash flows from operating activities:


   Net income                                                                $   989,183               $   1,199,815
   Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation                                                               235,495                     152,563
      Provision for loan losses                                                  214,593                     125,650
      FHLBI stock dividends                                                     (47,500)                   (145,000)
      Increase (decrease) in deferred loan fees                                                                4,956
                                                                                (52,710)
      Amortization of mortgage servicing rights                                   15,560                      15,458
      (Increase) in accrued interest receivable                                  (4,477)                    (20,438)
      Increase in life insurance value                                          (65,644)                    (69,255)
      Decrease in other assets                                                   326,585                     118,734
      Increase in other liabilities                                              300,278                      78,477
      (Gain) loss on sale of repossessed assets                                  (1,996)                      15,426
      Gain on sale of loans                                                     (36,662)                           0
      Proceeds from sale of loans                                              2,969,702                           0
      Loans originated for sale                                              (2,933,040)                           0
                                                                      -------------------         -------------------
                                                                      -------------------         -------------------

Net cash provided by operating activities                                      1,909,367                   1,476,386
                                                                      -------------------         -------------------


Cash flows from investing activities:
   Loans originated                                                         (67,733,937)                (67,712,106)
   Loans purchased                                                             (998,240)                 (3,316,858)
   Principal repayments on loans                                              63,696,111                  68,500,526
   Purchase of available for sale securities                                   (115,000)                 (4,450,000)
   Purchase of available for sale mortgage-backed securities                           0                 (5,027,439)
   Proceeds from maturities of available for sale securities                   2,817,370                   5,920,005
   Principal repayments available for sale mortgage-backed                     1,199,003                   1,072,293
    securities
   Proceeds from sale of foreclosed assets                                        42,101                     237,289
   Purchase of premises and equipment                                           (47,131)                 (1,913,784)
                                                                      -------------------         -------------------
                                                                      -------------------         -------------------

Net cash used in investing activities                                        (1,139,723)                 (6,690,074)
                                                                      -------------------         -------------------






See Notes to Condensed Consolidated Financial Statements

HFS Bank, F.S.B.

                           (Unaudited)




                                                                         Nine Months                 Nine Months
                                                                            Ended                       Ended
                                                                          31-Dec-05                   31-Dec-04
                                                                      -------------------         -------------------

Cash flows from financing activities:
   Net increase in checking deposits                                         $ 5,463,660               $   1,963,350
   Net decrease in passbook deposits                                         (2,676,601)                   (149,999)
   Net increase (decrease)  in certificate of deposits                         (209,778)                   1,338,354
   Advances from the FHLBI                                                             0                   6,000,000
   Repayments of FHLBI advances                                              (2,276,292)                 (7,177,520)
   Increase (decrease) in escrows                                              (763,498)                     139,395
   Dividends paid                                                              (606,514)                   (578,521)
                                                                      -------------------         -------------------
                                                                      -------------------         -------------------

Net cash (used in) provided by financing activities                          (1,069,023)                   1,535,059
                                                                      -------------------         -------------------


Net decrease in cash and cash equivalents                                      (299,379)                 (3,678,629)
Cash and cash equivalents at the beginning of the year                        14,154,760                  15,287,819
                                                                      -------------------         -------------------
                                                                      -------------------         -------------------

Cash and cash equivalents at the end of period                               $13,855,381                 $11,609,190
                                                                      ===================         ===================

Supplemental disclosures of cash flow information -
 Cash paid during period for:
     Interest                                                                 $5,059,838                  $4,876,937
     Income taxes                                                                272,027                     300,000
   Noncash investing activity - transfer of loans
     to foreclosed assets                                                         63,001                     574,952
   Noncash investing activity - transfer of foreclosed
     assets to loans                                                           (174,000)                           0







See Notes to Condensed Consolidated Financial Statements

HFS Bank, F.S.B.

Condensed Consolidated Statement of Stockholders' Equity
                           (Unaudited)




                                   Common Stock
                             --------------------------
                             --------------------------
                                                                                                  Accumulated
                                                        Paid-in    Comprehensive     Retained        Other
                                Shares       Amount     Capital       Income         Earnings    Comprehensive       Total
                              Outstanding                                                            Income
                                                                                                     (Loss)
---------------------------------------------------------------------------------------------------------------------------------


Balances, April 1, 2005          1,866,200  $1,866,200 $858,563                      $17,951,342 $      (405,928)   $20,270,177

Net income for the nine
   months ended December 31,
   2005                                                                  $989,183        989,183                        989,183


Other comprehensive income,
   unrealized gain on
   securities, net of tax                                                 $36,553                         36,553         36,553
                                                                 ------------------

Comprehensive income                                                 $  1,025,736
                                                                 ==================
                                                                 ==================

Cash dividends ($0.325 per
   share)                                                                               (606,514)                      (606,514)
                             -------------------------------------                -----------------------------------------------

Balances, Dec. 31, 2005          1,866,200  $1,866,200 $858,563                      $18,334,011     $  (369,375)   $20,689,399
                             =====================================                ===============================================























See Notes to Condensed Consolidated Financial Statements

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           (Unaudited)

NOTE 1 - Basis of Presentation
------------------------------

Certain information and note disclosures normally included in HFS Bank, F.S.B.'s (the "Bank") annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. These condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes hereto included in the Bank's Form 10-K annual report for the year ended March 31, 2005, filed with the Office of Thrift Supervision ("OTS"). The accompanying unaudited condensed consolidated financial statements reflect all adjustments that are, in the opinion of the Bank's management, necessary to fairly present the financial position, results of operations and cash flows of the Bank. Those adjustments consist only of normal recurring adjustments. The results of operations for the nine-month period ended December 31, 2005 is not necessarily indicative of the results to be expected for the full year or any other period.

The condensed consolidated balance sheet of the Bank as of March 31, 2005 has been derived from the audited consolidated balance sheet of the Bank as of that date.

NOTE 2 - Earnings Per Share
---------------------------

Basic earnings per share have been computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the Bank. Stock options are regarded as common stock equivalents and are considered in diluted earnings per share computations (see Exhibit 11 attached). There were no stock options granted or outstanding during the periods presented and therefore, no dilutive effect.

NOTE 3 - Bank Merger
--------------------

On October 26, 2005, the Bank entered in an Agreement and Plan of Merger, referred to as the merger agreement, with MainSource Financial Group, Inc., referred to as MainSource. Under the merger agreement, subject to the terms and conditions set forth therein, the Bank would merge into a newly-formed bank subsidiary of MainSource, which would survive the merger and do business as "MainSource Bank - Hobart."

The merger agreement provides that upon the effective date of the merger, pursuant to election procedures described in the merger agreement, each share of common stock of the Bank will be converted into either (a) a number of shares of MainSource common stock determined as provided below, referred to as the exchange ratio, or (b) cash in an amount equal to the total merger consideration (as defined below) divided by the number of shares of Bank common stock outstanding at the effective time of the merger, referred to as the per share cash consideration; provided, however, that 52% of Bank common stock must be converted into MainSource common stock, except as provided in the merger agreement.

The total merger consideration is $36,110,970, subject to adjustment. If as of the last day of the calendar month ending immediately prior to the Effective Date of the merger, referred to as the measurement date, the Bank's stockholders' equity is less than $19,250,000, the total merger consideration will be reduced on a dollar-for-dollar basis by an amount equal to the difference between $19,250,000 and the actual Bank stockholders' equity as of the measurement date. If at the measurement date, the Bank's stockholders' equity is greater than $19,750,000, the total merger consideration will be increased on a dollar-for-dollar basis by an amount equal to the difference between $19,750,000 and the actual Bank stockholders' equity as of the measurement date.

The Bank's stockholders' equity will be determined based upon the balance sheet of the Bank as of the measurement date, prepared in accordance with generally accepted accounting principles consistently applied, after adjustment for the following amounts if not otherwise reflected in such balance sheet (which amounts shall also be calculated in accordance with generally accepted accounting principles consistently applied and on an after-tax basis):


     o the accrual or payment of any fees payable to a broker or investment advisor by the Bank as a result of the consummation of the merger;

     o the accrual or payment of any change-in-control payment owed or payable to James Greiner as a result of the consummation of the merger, but not including any amounts payable to him pursuant to the employment agreement contemplated by Section 8.01(i) of the merger agreement;

     o the accrual or payment of $1,200,000 to terminate the Bank's data processing contract with The Bisys Group, Inc.;

     o the accrual in full of any deferred compensation plan maintained by the Bank;

     o the accrual or payment of the cost to extend the duration of the insurance tail coverage policy described in Section 12.08 of the merger agreement from three to nine years, if so elected by the Bank; and

     o the accrual of all compensable vacation and sick days for employees of the Bank.

For purposes of calculating the Bank's stockholders' equity, the mark-to-market adjustment to equity of the Bank's investment portfolio will be $(327,571).

The exchange ratio representing the number of shares of MainSource common stock to be issued in exchange for one share of Bank common stock in the merger will be determined as follows:

     o if the average of the high and low sales prices of shares of MainSource common stock as quoted on the Nasdaq Stock Market for the ten consecutive trading days ending three trading days prior to the closing date of the merger, referred to as the average MainSource stock price, is not less than $17.00 per share and not more than $21.00 per share, then the exchange ratio will be determined by dividing the per share cash consideration by the average MainSource stock price;

     o if the average MainSource stock price is less than $17.00 per share, the exchange ratio will be determined by dividing the per share cash consideration by $17.00; and

     o if the average MainSource stock price is greater than $21.00 per share, the exchange ratio will be determined by dividing the per share cash consideration by $21.00; in each case, if applicable, the result will be calculated (and rounded, if applicable) to the fourth decimal place.

As of October 26, 2005, and assuming no adjustment based on the Bank's stockholders' equity, the per share cash consideration would be $19.35 per share and the exchange ratio would be 1.0403 shares of MainSource common stock, based on MainSource's October 26, 2005 closing price of $18.60 per share. Cash will be paid in lieu of issuing fractional shares.

At the closing of the merger, James Greiner, the president and chief executive officer of the Bank, will terminate his existing employment agreement with the Bank in exchange for the change of control payments and other amounts payable under the terms of that agreement. At closing, Mr. Greiner will enter into an employment agreement with the surviving bank to serve as president for a term of up to three years after the merger.

The merger is expected to close in the second quarter of calendar year 2006. The merger agreement has been approved by the boards of directors of the Bank and MainSource, but is subject to certain other customary closing conditions, including the approval of the shareholders of the Bank and the approval of regulatory authorities.